Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 1, dated as of June 9, 2016 (this “Amendment”) among WESTERN DIGITAL CORPORATION, a Delaware corporation (the “Parent”), WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), J.P. MORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), each other LOAN PARTY party hereto and the LENDERS party to the Bridge Loan Agreement dated as of May 12, 2016 (as further amended, restated, modified and supplemented from time to time, the “Bridge Loan Agreement”), among the Parent, the Borrower, the Lenders and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Bridge Loan Agreement.

WHEREAS, the Borrower desires to amend the Bridge Loan Agreement to extend the Final Maturity Date on the terms set forth herein;

WHEREAS, Section 10.11(a)(A) of the Bridge Loan Agreement provides that the Borrower, the Parent and the Administrative Agent may make certain amendments to the Bridge Loan Agreement with the consent of each Lender;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Effective as of the Amendment No. 1 Effective Date (as defined below), Section 2.7 of the Bridge Loan Agreement is hereby amended by replacing the reference to “forty-five (45) days” with “seventy-five (75) days”.

Section 2. Representations and Warranties, No Default. In order to induce the Lenders to enter into this Amendment and to amend the Bridge Loan Agreement in the manner provided herein, each of Parent and the Borrower hereby certifies to each Lender that:

a)	At the time of and immediately after giving effect to this Amendment, each of the representations and warranties set forth in the Bridge Loan Agreement are true and correct in all material respects (or in all respects, if qualified by a materiality threshold) as of the Amendment No. 1 Effective Date, except to the extent the same expressly relate to an earlier date; and

b)	At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, each Lender and the Administrative Agent.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this

Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5. Applicable Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.22 OF THE BRIDGE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 6. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Bridge Loan Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Bridge Loan Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Bridge Loan Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of any Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Bridge Loan Agreement and from and after the Amendment No. 1 Effective Date, all references to the Bridge Loan Agreement in any Loan Document and all references in the Bridge Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Bridge Loan Agreement, shall, unless expressly provided otherwise, refer to the Bridge Loan Agreement as amended by this Amendment. Each Loan Party hereby consents to this Amendment and confirms that all its obligations under the Loan Documents to which it is a party shall continue to apply to the Bridge Loan Agreement as amended hereby.

Section 8. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 9. Entire Agreement. This Amendment, the Bridge Loan Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

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Section 10. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WESTERN DIGITAL TECHNOLOGIES, INC., as Borrower

By:	/s/ Michael C. Ray
Name:	Michael C. Ray
Title:	Executive Vice President, Chief
Legal Officer and Secretary

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

HGST, INC.
WD MEDIA, LLC

By:	/s/ Michael C. Ray
Name:	Michael C. Ray
Title:	Secretary

WESTERN DIGITAL (FREMONT), LLC

By:	/s/ Michael C. Ray
Name:	Michael C. Ray
Title:	Vice President and Secretary

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

SANDISK TECHNOLOGIES, INC.

By:	/s/ Michael C. Ray
Name:	Michael C. Ray
Title:	Secretary

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

WESTERN DIGITAL CORPORATION, as Parent

By:	/s/ Olivier Leonetti
Name:	Olivier Leonetti
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Timothy D. Lee
Name:	Timothy D. Lee
Title:	Vice President

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

Bank of America, N.A., as Lender

By:	/s/ My-Linh Yoshiike
Name:	My-Linh Yoshiike
Title:	Vice President

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bill O’Daly
Name:	BILL O’DALY
Title:	AUTHORIZED SIGNATORY

By:	/s/ Max Wallins
Name:	Max Wallins
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Sheldon Pinto
Name:	Sheldon Pinto
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

Mizuho Bank, Ltd., as Lender

By:	/s/ Daniel Guevara
Name:	Daniel Guevara
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

HSBC BANK USA N.A., as Lender

By:	/s/ Jad Atallah
Name:	Jad Atallah
Title:	Director

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ Katsuyuki Kubo
Katsuyuki Kubo
Managing Director

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

COMPASS BANK d/b/a BBVA COMPASS, as Lender

By:	/s/ Raj Nambiar
Name:	Raj Nambiar
Title:	Sr. Vice President

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

BNP Paribas, as Lender

By:	/s/ Nicolas Rabier
Name:	Nicolas Rabier
Title:	Managing Director

By:	/s/ Gregoire Poussard
Name:	Gregoire Poussard
Title:	Vice President

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

TD Bank N.A., as Lender

By:	/s/ Matt Waszmer
Name:	Matt Waszmer
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Brian Seipke
Name:	BRIAN SEIPKE
Title:	VICE PRESIDENT

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

SunTrust Bank, as Lender

By:	/s/ David J. Sharp
Name:	David J. Sharp
Title:	Vice President

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

Fifth Third Bank, as Lender

By:	/s/ Suzanne M. Rode
Name:	Suzanne Rode
Title:	Managing Director

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

Standard Chartered Bank, as Lender

By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director
Loan Syndications Standard Chartered Bank

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Timothy D. Lee
Name:	Timothy D. Lee
Title:	Vice President

[Signature Page to Amendment No. 1 to Western Digital Bridge Loan Agreement]